PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

     Preferred Income Fund's hedges made all the difference in the first half of fiscal 1999. The benefits showed up in two ways:

     - First, the hedges helped stabilize the net asset value ("NAV") of the Fund's shares (taking into account the special year-end distribution of $0.76 per share paid out last December 31st). That made it possible to earn a positive total return on NAV of 1.7%, despite a general decline in the prices of preferred stocks.

     - Second, as a result of the profits on our hedges, we were ABLE TO INCREASE THE FUND'S MONTHLY DIVIDEND TO SHAREHOLDERS 7.6% ABOVE THE PREVIOUS MONTHLY RATE TO 8.45 CENTS PER SHARE, EFFECTIVE JUNE 30, 1999. If maintained for a year, this would work out to an annual rate of $1.014 per share.

     Hedging seems rather esoteric, but it is one of the cornerstones of the Fund's investment strategies. We expect rising interest rates to cause a decline in the market value of the Fund's portfolio of preferred stocks. To help offset that possibility, we need a way to profit from an increase in interest rates. We attempt to deal with this by purchasing put options on Treasury bond futures.

     Our put option hedges give the Fund the right, for the life of the option, to sell Treasuries at a fixed price. Typically, that price is slightly below the market at the time the options are purchased, rather like a "safety net". When a significant rise in interest rates causes the prices of Treasury bonds to fall below the safety net, however, the right to sell at "yesterday's price" can become quite valuable.

     Our hedging strategies work best when interest rates move a lot and do it fast. We got our wish! The yield on long term U.S. Treasury bonds went from just over 5% last November 30th to almost 6% at the end of the Fund's fiscal first half on May 31, 1999. Next to this, nothing else that happened in the bond and preferred markets made much difference.

     The gains on our hedges led directly to the increase in the Fund's monthly dividend rate. As we pull profits out of our hedges, we can buy more preferreds for the Fund's portfolio. More preferreds produce more income, and that can make it possible to increase the dividends paid to our shareholders. This is the way the Fund was designed to work.

     We have not made any dramatic moves recently among the broad sectors within the Fund's portfolio of preferreds. Traditional preferreds, which are eligible for the Dividends Received Deduction available to corporate investors, are relatively scarce; and they have generally performed well. In particular, redemptions of adjustable rate preferreds ("ARPs") have further reduced the supply of such issues and boosted their performance. For the moment, most of the opportunities for active management are special cases of individual preferreds that seem mispriced by the market.

     The Fund's shares continue to sell at a discount in the market from their NAV, which was $15.50 per share on May 31, 1999. The discount increased sharply early in 1999 and then stabilized for a number of months in the general area of 10%. The increase may have been due in part to concerns raised by several securities analysts about the ability of some other, unrelated income funds to maintain their dividend rates. The initial market reaction to the recent increase in the Preferred Income Fund's dividend rate has been more positive. Perhaps this reflects the annualized dividend yield of nearly 7 1/4% that the new monthly dividend rate provides on the current market price of the Fund's shares.

     We urge you to read the following Questions and Answers section, which deals with some important matters concerning the prospects for a special year-end distribution in 1999 and the Fund's performance.

                                         Sincerely,
                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

June 18, 1999

                             QUESTIONS AND ANSWERS

WILL THERE BE ANOTHER SPECIAL YEAR-END DISTRIBUTION TO SHAREHOLDERS IN 1999?

     Right now, the chances are pretty good, but there are no guarantees. If nothing changed during the second half of fiscal 1999, the Fund would definitely pay out a special distribution at the end of the year.

     The special year-end distributions come primarily from net capital gains realized by the Fund during its fiscal year. Under ordinary circumstances, that number would be hard enough to predict. In our case, it is even more difficult because of the way the Fund's hedges are treated under the tax laws.

     The entire change in the market value of the Fund's hedges during the fiscal year, right up to the last day, is treated for tax purposes as realized capital gain or loss. A shift in the market late in the fiscal year could impact the Fund's ability to make a year-end distribution even if we did not initiate any further transactions. You see why these comments are necessarily tentative.

WOULD A SPECIAL YEAR-END DISTRIBUTION AFFECT THE MARKET VALUE OF MY INVESTMENT IN THE FUND?

     It depends on whether or not the distribution is reinvested. Let's use the analogy of a savings account. Taking the distribution out is a withdrawal of principal that will reduce the account's value. Reinvesting it will get you back to where you started.

     An illustration may help. Let's assume that a shareholder spends his or her regular monthly income from the Fund and reinvests just the portions of the special year-end distributions at NAV that are "above and beyond" the monthly dividends. The following table shows how an investment of $15,000 in the Fund's initial public offering in January, 1991 would have grown to $20,993 in market value due to the increase in the number of shares held. That would have occurred despite the decline in the market price of the shares, which was due both to the special year-end payouts and to the current discount of the market price from NAV.

                             PREFERRED INCOME FUND
               GROWTH OF PRINCIPAL SINCE INITIAL PUBLIC OFFERING

                                                              INCEPTION
                                                               OF FUND      5/31/99
                                                              ---------    ---------
Shares Owned................................................  1,000shs.    1,513shs.
Market Price Per Share......................................  $15.00       $13.875
Total Market Value..........................................  $15,000      $20,993

   ---------------------
     See foregoing paragraph for explanation of assumptions.

     It is awfully easy just to spend the year-end distributions and forget them. If a shareholder does that, however, the market value of his or her shares will not really reflect the performance of the Fund's principal. That can come only from reinvesting distributions of principal in additional shares.

WOULD A SPECIAL YEAR-END DISTRIBUTION CAUSE MY INCOME TO CHANGE?

     The savings account analogy also applies to income. Taking assets out of the account will reduce the income that it produces. When the Fund has paid out special year-end distributions in the past, we have typically made a corresponding reduction in the dividend rate per share. Shareholders have often been able to avoid any significant change in income by reinvesting in additional shares at least the portion of the special distribution "above and beyond" the regular monthly dividend.

     As long as the Fund's shares sell at a discount from their net asset value, there is another possible advantage to reinvesting special distributions. The shareholder receives assets distributed by the Fund at 100 cents on the dollar. However, he or she can buy back a piece of the Fund's assets at perhaps 90 to 95 cents on the dollar by reinvesting at a discount from NAV. The result is an increase in the amount of assets at work for him or her in the Fund. A shareholder's income actually goes up if nothing else changes.

WHAT HAS HAPPENED TO THE INCOME OF THE SHAREHOLDERS THAT DO REINVEST?

     Let's continue with the assumption that the shareholder spent his or her regular monthly income and reinvested at NAV only the "above and beyond" part of each special year-end distribution. As shown by the following chart, monthly income in this case (the solid blue line measured on the left-hand scale) actually increased since the inception of the Fund. That increase occurred despite a substantial decline in the interest rates on long term U.S. Treasury bonds (the dashed blue line measured on the right-hand scale) from roughly 8% to about 6% now.

                    [PREFERRED INCOME FUND MONTHLY DIVIDEND INCOME LINE GRAPH]
                           On a 1,000 Share (15,000) Initial Investment

                                           MONTHLY INCOME
                                         W/REINV CAP GAINS                                                        UST 30 YTM
                                         -----------------                                                        ----------
Dec-90                                                                                       Dec-90
                                                                                                                     8.16
                                                                                                                     8.2
                                                                                                                     8.22
                                               122.5                                                                 8.18
                                               122.5                                                                 8.26
                                               122.5                                                                 8.4
                                               122.5                                                                 8.34
                                               125                                                                   8.06
                                               125                                                                   7.81
                                               125                                                                   7.91
                                               125                                                                   7.94
Dec-91                                         126.46                                        Dec-91                  7.4
                                               126.46                                                                7.76
                                               126.46                                                                7.79
                                               126.46                                                                7.96
                                               126.46                                                                8.03
                                               126.46                                                                7.84
                                               126.46                                                                7.78
                                               126.46                                                                7.46
                                               126.46                                                                7.41
                                               126.46                                                                7.38
                                               126.46                                                                7.62
                                               126.46                                                                7.6
Dec-92                                         127.87                                        Dec-92                  7.39
                                               127.87                                                                7.19
                                               127.87                                                                6.9
                                               127.87                                                                6.92
                                               127.87                                                                6.93
                                               127.87                                                                6.98
                                               127.87                                                                6.67
                                               127.87                                                                6.56
                                               127.87                                                                6.09
                                               127.87                                                                6.02
                                               127.87                                                                5.97
                                               127.87                                                                6.3
Dec-93                                         121.76                                        Dec-93                  6.35
                                               121.76                                                                6.24
                                               121.76                                                                6.66
                                               121.76                                                                7.09
                                               121.76                                                                7.3
                                               128.67                                                                7.43
                                               128.67                                                                7.61
                                               128.67                                                                7.39
                                               128.67                                                                7.48
                                               128.67                                                                7.82
                                               128.67                                                                7.96
                                               133.06                                                                7.94
Dec-94                                         132.51                                        Dec-94                  7.88
                                               132.51                                                                7.73
                                               132.51                                                                7.55
                                               132.51                                                                7.43
                                               132.51                                                                7.33
                                               132.51                                                                6.63
                                               125.21                                                                6.54
                                               125.21                                                                6.9
                                               125.21                                                                6.61
                                               125.21                                                                6.5
                                               125.21                                                                6.36
                                               125.21                                                                6.08
Dec-95                                         117.63                                        Dec-95                  5.95
                                               117.63                                                                6.05
                                               117.63                                                                6.36
                                               117.63                                                                6.67
                                               117.63                                                                6.68
                                               124.39                                                                7
                                               124.39                                                                6.95
                                               124.39                                                                7.01
                                               124.39                                                                7.12
                                               124.39                                                                6.9
                                               124.39                                                                6.81
                                               124.39                                                                6.51
Dec-96                                         123.32                                        Dec-96                  6.6
                                               123.32                                                                6.79
                                               123.32                                                                6.8
                                               123.32                                                                7.09
                                               123.32                                                                6.89
                                               123.32                                                                6.98
                                               123.32                                                                6.74
                                               123.32                                                                6.45
                                               123.32                                                                6.61
                                               123.32                                                                6.3
                                               123.32                                                                6.15
                                               123.32                                                                6.04
Dec-97                                         117.47                                        Dec-97                  5.95
                                               117.47                                                                5.9
                                               117.47                                                                6.02
                                               117.47                                                                5.93
                                               117.47                                                                5.95
                                               117.47                                                                5.8
                                               117.47                                                                5.62
                                               117.47                                                                5.72
                                               117.47                                                                5.26
                                               117.47                                                                4.98
                                               117.47                                                                5.15
                                               117.47                                                                5.07
Dec-98                                         118.77                                        Dec-98                  5.09
                                               118.77                                                                5.09
                                               118.77                                                                5.58
                                               118.77                                                                5.62
                                               118.77                                                                5.66
                                               118.77                                                                5.82
                                               127.85
                                               127.85
                                               127.85
Dec-99                                                                                       Dec-99

                 All distriburtions in excess of monthly dividends
                       are assumed to be reinvested at NAV

     This graph, which has been shown before in these reports, is one of our favorites because it shows what the Preferred Income Fund is all about. We know that the Fund's dividend income will go up and down with changes in interest rates. We just want to maximize the "ups" and minimize the "downs". We have succeeded.

     The rather remarkable income record presented in the graph is no accident. The Fund's hedging strategies are designed to produce this kind of result. The rest of the credit goes to ongoing shifts made within the portfolio.

HOW DOES A SHAREHOLDER GO ABOUT REINVESTING IN THE FUND?

     A good many of our shareholders reinvest all distributions, including the monthly dividends, through the Fund's Dividend Reinvestment Plan ("DRIP"). The DRIP is a particularly efficient way to reinvest on a regular basis with a minimum of hassle. If your shares are held in a brokerage account, ask your broker how to participate in the Fund's DRIP. If you hold your shares in certificate form, call the Plan's agent, First Data Investor Services Group, Inc., at 1-800-331-1710 for more information.

     Shareholders who wish to reinvest only now and then in amounts of their own choosing can always purchase more shares of the Preferred Income Fund by calling their brokers.

HOW WOULD THE FUND BE IMPACTED BY A FURTHER INCREASE IN INTEREST RATES?

     We view the Fund as an alternative to higher quality bond funds for investors seeking a better way to deal with interest rate volatility. As shown in the following table, the Fund has beaten the returns of a composite of higher quality closed-end bond funds in both good and bad markets since its inception. However, our biggest advantage has typically been when the markets for bonds and preferreds have been weak due to rising interest rates.

                  ANNUALIZED TOTAL RETURNS ON NET ASSET VALUE
                           SINCE THE FUND'S INCEPTION

                                                               WEAK      STRONG       ALL
                                                              MARKETS    MARKETS    MARKETS
                                                              -------    -------    -------
Preferred Income Fund.......................................    1.2%      21.5%      14.4%
Composite of Higher Quality Bond Funds......................   -9.3%      18.2%       8.3%

   ---------------------
     Based on data prepared by Lipper Inc. on total returns in the 100 months from the Fund's inception through 5/31/99, including 33 weak months and 67 strong months.

     The results shown in the table reflect the Preferred Income Fund's success in combining leverage and hedging. This strategy tends to flourish when interest rates are volatile. We actually prefer interest rate roller coaster rides to dull markets, which are typically more difficult for us.

     The "Composite of Higher Quality Bond Funds" shown in the foregoing table represents the total returns of all closed-end bond funds, including U.S. Government bond funds, mortgage bond funds and term trusts, and investment grade bond funds, in the database compiled by Lipper Inc. Each month in which the bond fund composite beat the return on U.S. Treasury Bills was considered a strong market; every other month was a weak market.

WHAT HAVE THE FUND'S TOTAL RETURNS BEEN RECENTLY AND OVER THE LONGER TERM?

     The following table tells the story. The total returns on the composite of the higher quality closed-end bond funds in Lipper's database are shown for comparison purposes.

                       TOTAL RETURNS ON NET ASSET VALUE*
                           FOR PERIODS ENDED 5/31/99

                                                           SIX      ONE     THREE     LIFE
                                                          MONTHS    YEAR    YEARS    OF FUND
                                                          ------    ----    -----    -------
Preferred Income Fund...................................   1.7%     2.6%    10.3%     14.4%
Composite of Higher Quality Bond Funds..................  -0.4%     2.8%     8.0%      8.3%

   ---------------------
   * Based on data prepared by Lipper Inc. Returns are annualized for periods of more than a year. Distributions are assumed to be reinvested in accordance with Lipper's practice, which may differ from the procedures used elsewhere in this report.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------------------

                                                                                                  DIVIDEND
                                                     DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                                       PAID         VALUE       CLOSING PRICE     PRICE(1)
                                                     --------   -------------   -------------   -------------
December 31, 1997..................................  $0.4600       $16.43         $16.1250         $16.40
January 31, 1998...................................   0.0810        16.53          15.9375          15.98
February 28, 1998..................................   0.0810        16.55          15.8125          15.80
March 31, 1998.....................................   0.0810        16.63          15.8125          15.82
April 30, 1998.....................................   0.0810        16.64          15.6250          15.68
May 31, 1998.......................................   0.0810        16.77          15.9375          15.98
June 30, 1998......................................   0.0810        16.84          16.2500          16.00
July 31, 1998......................................   0.0810        16.65          15.8125          15.74
August 31, 1998....................................   0.0810        16.65          15.8750          15.89
September 30, 1998.................................   0.0810        16.53          15.9375          15.81
October 31, 1998...................................   0.0810        16.21          16.0625          15.87
November 30, 1998..................................   0.0810        16.43          15.9375          15.92
December 31, 1998..................................   0.7600        15.73          15.5625          15.54
January 31, 1999...................................   0.0785        15.62          14.7500          14.87
February 28, 1999..................................   0.0785        15.65          14.0625          14.23
March 31, 1999.....................................   0.0785        15.57          14.3130          14.28
April 30, 1999.....................................   0.0785        15.60          14.1250          14.07
May 31, 1999.......................................   0.0785        15.50          13.8750          13.84

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 1999 (UNAUDITED)
                                    --------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES -- 96.0%
  ADJUSTABLE RATE PREFERRED STOCKS -- 15.2%
        UTILITIES -- 3.3%
             Niagara Mohawk Power Corporation:
  154,879      Series A, Adj. Rate Pfd. ......  $  3,915,535
   31,528      Series B, Adj. Rate Pfd. ......       797,067
   88,745      Series C, Adj. Rate Pfd. ......     2,243,584
                                                ------------
             TOTAL UTILITY ADJUSTABLE RATE
               PREFERRED STOCKS...............     6,956,186
                                                ------------
        BANKING -- 11.9%
             Bank One Corporation:
   30,175      Series B, Adj. Rate Pfd. ......     3,025,044
   34,000      Series C, Adj. Rate Pfd. ......     3,408,500
             Bankers Trust New York
               Corporation:
  105,800      Series Q, Adj. Rate Pfd. ......     2,572,263
  132,900      Series R, Adj. Rate Pfd. ......     3,231,131
             Chase Manhattan Corporation:
   72,275      Series L, Adj. Rate Pfd. ......     6,983,572
    2,800      Series N, Adj. Rate Pfd. ......        68,163
             Citigroup Inc.:
  143,350      Series Q, Adj. Rate Pfd. ......     3,440,400
   34,500      Series R, Adj. Rate Pfd. ......       830,156
    4,000    J.P. Morgan & Company, Inc.,
               Series A, Adj. Rate Pfd. ......       362,000
    8,200    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       199,875
   20,000    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ......     1,003,750
                                                ------------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    25,124,854
                                                ------------
             TOTAL ADJUSTABLE RATE
               PREFERRED STOCKS...............    32,081,040
                                                ------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 80.8%
        UTILITIES -- 27.4%
             Alabama Power Company:
   39,150      5.20% Pfd......................  $    934,217
   36,000      Alabama Power Capital Trust I,
               7.375% TOPrS...................       920,250
   80,000      Alabama Power Capital Trust II,
               7.60% TOPrS....................     2,055,000
   13,000    Appalachian Power Company,
               8.00% QUIDS, Series B..........       333,938
             Baltimore Gas & Electric Company:
    4,750      6.70% Pref., Series 1993.......       531,406
   18,810      6.99% Pref., Series 1995.......     2,174,906
   10,000    Boston Edison Company,
               4.78% Pfd. ....................       877,500
    5,000    Central Hudson Gas & Electric
               Corporation,
               4.35% Pfd., Series D...........       397,500
  139,950    Central Power and Light Company,
               CPL Capital,
               8.00% QUIPS, Series A..........     3,577,472
   12,450    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series
               B..............................       316,697
   33,800    Consolidated Edison Company of
               New York,
               7.75% QUICS, Series A..........       864,013
    6,870    Dayton Power & Light Company,
               3.90% Pfd., Series C...........       490,346
             Duke Energy Corporation:
    5,550      4.50% Pfd., Series C...........       463,425
    3,412      7.85% Pfd., Series S...........       386,409
      565      7.00% Pfd., Series W...........        62,715
             Duquesne Light Company:
   20,000      7.375% QIB, Series E...........       498,250
   54,000      Duquesne Capital,
               8.375% MIPS, Series A..........     1,373,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
   10,900    El Paso Tennessee Pipeline
               Company,
               8.25% Pfd., Series A...........  $    606,312
             Florida Power & Light Company:
   42,747      6.98% Pfd., Series S...........     4,744,917
   13,000      7.05% Pfd., Series T...........     1,454,375
             Georgia Power Company:
   12,400      Capital Trust I,
               7.75% Series T.................       316,975
    6,500      Capital Trust III,
               7.75% Series V.................       166,156
   20,000    Hawaiian Electric Company, Inc.,
               HECO Capital Trust I,
               8.05% QUIPS....................       511,250
             Illinois Power Company:
    4,530      4.08% Pfd., Series A...........       161,381
    8,960      4.42% Pfd., Series D...........       344,960
   29,370      4.70% Pfd., Series E...........     1,204,170
   10,000    Indiana Michigan Power Company,
               8.00% Pfd., Series A...........       255,625
    6,750    Indianapolis Power & Light
               Company,
               5.65% Pfd. ....................       699,469
    8,646    Jersey Central Power & Light
               Company,
               7.52% Sinking Fund Pfd., Series
               K..............................       904,588
   22,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A..........       556,875
             Monongahela Power Company:
    8,500      $7.73 Pfd., Series L...........       971,125
   23,500      8.00% QUIDS, Series A..........       594,844
   27,860    Nevada Power Company, NVP Capital
               I,
               8.20% QUIPS, Series A..........       712,171
             New Century Energies, Inc.:
   48,000      PSCO Capital Trust I,
               7.60% TOPrS....................     1,221,000
    5,000    Southwestern Public Service
               Capital I,
               7.85%, Series A................       125,937

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
    5,000    New York State Electric & Gas
               Corporation,
               6.30% Sinking Fund Pfd. .......  $    519,063
             Niagara Mohawk Power Corporation:
   22,593      7.85% Sinking Fund Pfd. .......       574,709
   58,135      9.50% Pfd. ....................     1,507,877
    3,500    Northern Indiana Public Service
               Company,
               7.44% Pfd. ....................       359,625
   24,000    Northern States Power Company,
               NSP Financing I,
               7.875% TOPrS...................       619,500
    6,170    Ohio Edison Company,
               4.44% Pfd. ....................       435,756
             Ohio Power Company:
   33,600      8.16% Pfd., Series A...........       858,900
   15,500      7.92% QUIDS, Series B..........       398,156
   36,300      7.375% Sr. Note................       909,769
  124,700    PP&L Resources, Inc.,
               PP&L Capital Trust II,
               8.10% TOPrS....................     3,203,231
   10,000    Public Service Company of New
               Mexico, 4.58% Private Pfd. ....       748,750
   56,000    Public Service Enterprise Group
               Incorporated,
               Enterprise Capital Trust I,
               7.44% TOPrS, Series A..........     1,378,300
             Puget Sound Energy Inc.:
   11,620      7.75% Sinking Fund Pfd. .......     1,218,648
  100,200      7.45% Pfd., Series II..........     2,805,600
1,350,000      Puget Sound Capital Trust,
               8.231% 6/1/27 Capital Security,
               Series B.......................     1,415,812
    4,576    Reliant Energy, Inc.,
               HL&P Capital Trust I,
               8.125%, Series A...............       116,974
    4,884    Rochester Gas & Electric
               Corporation,
               4.10% Pfd., Series H...........       363,248
   36,700    San Diego Gas & Electric Company,
               6.80% Pfd. ....................     1,025,306

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             South Carolina Electric & Gas
               Company:
   14,034      5.125% Purchase Fund Pfd. .....  $    703,454
  100,200      SCE&G Trust I,
               7.55%, Series A................     2,536,313
   37,000    TransCanada PipeLines Ltd.,
               TransCanada Capital,
               8.75% TOPrS....................       959,687
2,800,000    Union Electric Company,
               7.69% 12/15/36 Capital
               Security, Series A.............     2,831,500
    1,816    Virginia Electric & Power
               Company, $6.98 Pfd. ...........       201,803
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    57,501,780
                                                ------------
        BANKING -- 22.9%
    2,250    ABN Amro North America,
               6.59% Pfd. 144A**..............     2,340,000
3,000,000    BancWest Corporation,
               First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B.......................     3,048,750
             BankBoston Corporation:
1,000,000      BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security, Series B.............     1,000,000
1,200,000      BankBoston Capital Trust I,
               8.250% 12/15/26 Capital
               Security.......................     1,246,500
  900,000    Bank of New York Company, Inc.,
               7.78% 12/1/26 Capital Security
               144A**.........................       907,875
             Bankers Trust New York
               Corporation:
1,500,000      BT Capital Trust B,
               7.90% 1/15/27 Capital
               Security.......................     1,500,000
1,800,000      BT Capital Trust II,
               7.875% 2/25/27 Capital
               Security.......................     1,795,500

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
             Chase Manhattan Corporation:
  142,089      10.84% Pfd., Series C..........  $  4,213,827
    5,000      10.96% Pfd., Series G..........       142,031
             Citigroup Inc.:
   32,500      6.365% Pfd., Series F..........     1,690,000
   51,550      6.231% Pfd., Series H..........     2,622,606
   49,800      5.864% Pfd., Series M..........     2,446,425
1,750,000    First Union Corporation, First
               Union Institutional Capital II,
               7.85% 1/1/27 Capital
               Security.......................     1,780,625
   38,100    Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI..........     2,124,075
2,500,000    GreenPoint Financial Corporation,
               GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital
               Security.......................     2,578,125
             J.P. Morgan & Company Inc.:
1,500,000      JPM Capital Trust I,
               7.54% 1/15/27 Capital
               Security.......................     1,473,750
4,870,000      JPM Capital Trust II,
               7.95% 2/1/27 Capital
               Security.......................     4,979,575
1,000,000    Keycorp Institutional Capital II,
               6.875% 3/17/29 Capital
               Security.......................       940,000
      330    LaSalle National Corporation,
               6.46% Pfd. 144A**..............       342,169
             Republic New York Corporation:
   16,300      5.715% Pfd. ...................       843,525
1,500,000      Republic NY Capital Trust I,
               7.75% 11/15/26 Capital
               Security.......................     1,483,125
6,250,000      Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security.......................     6,062,500
1,000,000    Summit Bancorp.,
               Summit Capital Trust I,
               8.40% 3/15/27 Capital Security,
               Series B.......................     1,043,750
1,500,000    Washington Mutual, Inc.,
               8.206% 2/01/27 Capital
               Security.......................     1,537,500
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    48,142,233
                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 1999 (UNAUDITED)
---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
FINANCIAL SERVICES -- 11.8%
             Bear Stearns Company:
   17,000      5.72% Pfd., Series F...........  $    767,125
   81,100      5.49% Pfd., Series G...........     3,527,850
2,500,000    Countrywide Credit Industries,
               Inc., Countrywide Capital III,
               8.05% 6/15/27 Capital Security,
               Series B.......................     2,600,000
   27,000    Donaldson, Lufkin & Jenrette,
               Inc.,
               DLJ Capital Trust,
               8.42%..........................       693,562
             Heller Financial, Inc.:
   10,000      6.687% Pfd., Series C..........     1,043,750
    8,600      6.95% Pfd., Series D...........       929,875
  133,300    Household International, Inc.,
               Household Capital Trust II,
               8.70%..........................     3,474,131
             Lehman Brothers Holdings Inc.:
  204,548      5.00% Convertible Pfd., Series
               B .............................     6,238,714
   26,600      5.94% Pfd., Series C...........     1,193,675
   22,000      5.67% Pfd., Series D ..........       951,500
             Merrill Lynch & Co., Inc.:
   24,900      8.00% ML Capital Trust TOPrS...       664,519
   90,600      9.00% Pfd., Series A...........     2,814,262
                                                ------------
             TOTAL FINANCIAL SERVICES FIXED
               RATE PREFERRED STOCKS AND
               SECURITIES.....................    24,898,963
                                                ------------
        INSURANCE -- 10.8%
1,900,000    Allstate Corporation,
               Allstate Financing II,
               7.83% 12/01/45 Capital
               Security.......................     1,919,000
2,300,000    Aon Corporation,
               Aon Capital Trust A,
               8.205% 1/1/27 Capital
               Security.......................     2,472,500
   63,481    Hartford Financial Services
               Group, Inc., Hartford Capital
               II, 8.35% QUIPS, Series B......     1,662,409

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
4,700,000    MMI Companies, Inc.,
               MMI Capital Trust I,
               7.625% 12/15/27 Capital
               Security, Series B.............  $  3,901,000
4,500,000    Orion Capital Corporation,
               Orion Capital Trust II,
               7.701% 4/15/28 Capital
               Security.......................     3,802,500
1,900,000    Provident Companies, Inc.,
               Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security.......................     1,843,000
       35    Prudential Human Resources
               Management Company, Inc.,
               6.30% Private Placement,
               Sinking Fund Pfd., Series A....     3,613,750
2,380,000    SAFECO Corporation,
               SAFECO Capital Trust I, 8.072%
               7/15/37 Capital Security.......     2,332,400
1,050,000    Transamerica Corporation,
               Transamerica Capital III,
               7.625% 11/15/37 Capital
               Security.......................     1,069,687
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    22,616,246
                                                ------------
        MISCELLANEOUS INDUSTRIES -- 7.9%
   10,000    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................       911,250
   78,200    Coastal Corporation,
               Coastal Finance,
               8.375%, TOPrS..................     1,998,988
   90,000    Cyprus AMAX Minerals Company,
               $4.00 Pfd., Series A,
               Convertible....................     3,926,250
   57,600    Farmland Industries Inc.,
               8.00% Pfd. 144A**..............     2,973,600
   30,000    LASMO America Ltd.,
               8.15% Pfd. 144A**..............     3,217,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        MISCELLANEOUS INDUSTRIES (CONTINUED)
   27,500    Ocean Spray Cranberries,
               6.25% Pfd. 144A**..............  $  2,853,125
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. .......       699,720
                                                ------------
             TOTAL MISCELLANEOUS FIXED RATE
               PREFERRED STOCKS AND
               SECURITIES.....................    16,580,433
                                                ------------
             TOTAL FIXED RATE PREFERRED STOCKS
               AND SECURITIES.................   169,739,655
                                                ------------
             TOTAL PREFERRED STOCKS AND
               SECURITIES (Cost
               $196,105,162)..................   201,820,695
                                                ------------
COMMON STOCKS -- 0.4%
        UTILITIES -- 0.4%
   25,000    Avista Corporation
               $1.24 RECONS...................       456,250
    8,900    WPS Resources Corporation........       284,522
                                                ------------
             TOTAL UTILITY COMMON STOCKS (Cost
               $699,451)......................       740,772
                                                ------------
OPTION CONTRACTS -- 2.3%  (Cost $2,456,633)
             September Put Options on U.S.
               Treasury Bond Futures, expiring
               8/20/99+.......................     4,727,704
                                                ------------

PRINCIPAL                                          VALUE
 AMOUNT                                           (NOTE 1)
---------                                         --------
COMMERCIAL PAPER -- 0.4%  (Cost $879,000)
 $879,000   General Electric Capital
              Corporation, 4.930% due
              6/1/99..........................  $    879,000
                                                ------------
TOTAL INVESTMENTS (Cost $200,140,246*)...99.1%
                                                 208,168,171
OTHER ASSETS AND LIABILITIES (Net).......  0.9     1,985,404
                                          ----   -----------
NET ASSETS..............................100.0%  $210,153,575
                                          ----   -----------
                                          ----   -----------

---------------

 * Aggregate cost of securities held.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing.

ABBREVIATIONS (Note 6):
TOPrS  -- Trust Originated Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
QUICS  -- Quarterly Income Capital Securities
QIB    -- Quarterly Interest Bonds
Capital Securities are considered debt instruments for
financial statement purposes and the amounts shown in the
Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Fund Incorporated
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)
-------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $200,140,246) (Note 1)
     See accompanying schedule..............................                   $208,168,171
  Cash......................................................                            139
  Dividends and interest receivable.........................                      2,361,043
  Receivable for securities sold............................                        914,095
  Prepaid expenses..........................................                         87,479
                                                                               ------------
          Total Assets......................................                    211,530,927
LIABILITIES:
  Payable for securities purchased..........................  $   905,000
  Dividends payable to Common Shareholders..................      206,705
  Investment advisory fee payable (Note 2)..................       97,008
  Accrued expenses and other payables.......................      168,639
                                                              -----------
          Total Liabilities.................................                      1,377,352
                                                                               ------------
NET ASSETS..................................................                   $210,153,575
                                                                               ============
NET ASSETS consist of:
  Accumulated distributions in excess of net investment
     income (Note 1)........................................                   $    (46,843)
  Accumulated net realized gain on investments sold (Note
     1).....................................................                      2,824,256
  Unrealized appreciation of investments (Note 3)...........                      8,027,925
  Par value of Common Stock.................................                         98,386
  Paid-in capital in excess of par value of Common Stock....                    141,749,851
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     57,500,000
                                                                               ------------
          Total Net Assets..................................                   $210,153,575
                                                                               ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (575 shares
     outstanding) redemption value..........................  $100,000.00      $ 57,500,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock.........................       253.50           145,763
                                                              -----------      ------------
                                                              $100,253.50        57,645,763
                                                              ===========
  Common Stock (9,838,571 shares outstanding)...............       $15.50       152,507,812
                                                                  =======      ------------
TOTAL NET ASSETS............................................                   $210,153,575
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              Preferred Income Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
                 ---------------------------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................                $5,197,671
     Interest...............................................                 2,101,863
                                                                            ----------
          Total Investment Income...........................                 7,299,534
EXPENSES:
     Investment advisory fee (Note 2).......................  $587,895
     Administration fee (Note 2)............................   126,218
     Money Market Cumulative Preferred(TM) broker
      commissions and Auction Agent fees....................    78,911
     Insurance expense......................................    46,409
     Directors' fees and expenses (Note 2)..................    39,021
     Legal and audit fees...................................    38,214
     Economic consulting fee (Note 2).......................    22,667
     Shareholder servicing agent fees and expenses (Note
      2)....................................................    16,030
     Custodian fees and expenses (Note 2)...................    15,084
     Other..................................................    81,201
                                                              --------
          Total Expenses....................................                 1,051,650
                                                                            ----------
NET INVESTMENT INCOME.......................................                 6,247,884
                                                                            ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
      period................................................                 1,673,112
     Change in net unrealized appreciation of investments
      during the period.....................................                (4,218,658)
                                                                            ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                (2,545,546)
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $3,702,338
                                                                            ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                                MAY 31, 1999          YEAR ENDED
                                                                 (UNAUDITED)       NOVEMBER 30, 1998
                                                              ----------------     -----------------
OPERATIONS:
     Net investment income..................................    $  6,247,884         $ 12,592,124
     Net realized gain on investments sold during the
       period...............................................       1,673,112            6,366,022
     Change in net unrealized appreciation of investments
       during the period....................................      (4,218,658)          (5,855,394)
                                                                ------------         ------------
     Net increase in net assets resulting from operations...       3,702,338           13,102,752
DISTRIBUTIONS:
     Dividends paid from net investment income to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5).............................................      (1,471,181)          (1,660,954)
     Distributions paid from net realized capital gains to
       Money Market Cumulative Preferred(TM) Stock
       Shareholders (Note 5)................................        (136,553)            (742,118)
     Dividends paid from net investment income to Common
       Stock Shareholders...................................      (6,077,923)         (10,376,977)
     Distributions paid from net realized capital gains to
       Common Stock Shareholders............................      (5,261,030)          (2,914,933)
                                                                ------------         ------------
NET DECREASE IN NET ASSETS FOR THE PERIOD...................      (9,244,349)          (2,592,230)
NET ASSETS:
     Beginning of period....................................     219,397,924          221,990,154
                                                                ------------         ------------
     End of period (including accumulated distributions in
       excess of net investment income/undistributed net
       investment income of $(46,843) and $1,254,377,
       respectively) (Note 1)...............................    $210,153,575         $219,397,924
                                                                ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
           ---------------------------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         SIX MONTHS
                                                           ENDED                         YEAR ENDED NOVEMBER 30,
                                                        MAY 31, 1999    ---------------------------------------------------------
                                                        (UNAUDITED)       1998        1997        1996        1995        1994
                                                        ------------    --------    --------    --------    --------    ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  16.43      $  16.71    $  16.50    $  15.80    $  14.74    $   18.39
                                                          --------      --------    --------    --------    --------    ---------
Net investment income.................................        0.63          1.28        1.27        1.37        1.48         1.42
Net realized and unrealized gain/(loss) on
 investments..........................................       (0.26)         0.05        1.00        0.65        2.05        (2.06)
                                                          --------      --------    --------    --------    --------    ---------
Total from investment operations......................        0.37          1.33        2.27        2.02        3.53        (0.64)
                                                          --------      --------    --------    --------    --------    ---------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
 Shareholders.........................................       (0.15)        (0.17)      (0.22)      (0.15)      (0.26)       (0.16)
Distributions paid from net realized capital gains to
 MMP* Shareholders....................................       (0.01)        (0.07)      (0.06)      (0.08)      (0.01)       (0.07)
Dividends paid from net investment income to Common
 Stock Shareholders...................................       (0.62)        (1.05)      (1.15)      (1.08)      (1.36)       (1.15)
Distributions paid from net realized capital gains to
 Common Stock Shareholders............................       (0.53)        (0.30)      (0.65)         --       (0.83)       (1.64)
Change in accumulated undeclared dividends on MMP*....        0.01         (0.02)       0.02       (0.01)      (0.01)        0.01
                                                          --------      --------    --------    --------    --------    ---------
Total distributions...................................       (1.30)        (1.61)      (2.06)      (1.32)      (2.47)       (3.01)
                                                          --------      --------    --------    --------    --------    ---------
Net asset value, end of period........................    $  15.50      $  16.43    $  16.71    $  16.50    $  15.80    $   14.74
                                                          ========      ========    ========    ========    ========    =========
Market value, end of period...........................    $ 13.875      $ 15.938    $ 16.188    $ 15.500    $ 14.125    $  13.500
                                                          ========      ========    ========    ========    ========    =========
Total investment return based on net asset value***...       1.71%         6.91%      13.65%      12.78%      25.13%      (5.22)%
                                                          ========      ========    ========    ========    ========    =========
Total investment return based on market value***......     (6.12)%         7.05%      17.20%      18.50%      22.14%     (13.12)%
                                                          ========      ========    ========    ========    ========    =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Operating expenses.................................        1.36%**       1.32%       1.34%       1.51%       1.55%        1.52%
   Net investment income****..........................        6.19%**+      6.13%       6.22%       7.22%       8.33%        7.55%
SUPPLEMENTAL DATA:
   Portfolio turnover rate............................          24%           87%         74%         98%         94%          98%
   Net assets, end of period (in 000's)...............    $210,154      $219,398    $221,990    $220,088    $213,053    $ 199,386
---------------------------------------------------
Ratio of operating expenses to Total Average Net
 Assets including MMP*................................        0.99%**       0.97%       0.99%       1.10%       1.11%        1.11%

   * Money Market Cumulative Preferred(TM) Stock.
  ** Annualized.
 *** Assumes reinvestment of distributions at the price obtained by the Fund's
     Dividend Reinvestment Plan.
**** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
   + Not necessarily reflective of results on an annualized basis due to impact of Fiscal 1998 Additional Distributions to MMP*, all of which were paid in the first quarter of Fiscal 1999.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                      INVOLUNTARY         AVERAGE
                            ASSET     LIQUIDATING          MARKET
           TOTAL SHARES   COVERAGE     PREFERENCE          VALUE
           OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1) & (2)
           ------------   ---------   ------------   ------------------
05/31/99*      575        $365,484      $100,000          $100,000
11/30/98       575         381,562       100,000           100,000
11/30/97       575         386,070       100,000           100,000
11/30/96       575         382,762       100,000           100,000
11/30/95       575         370,527       100,000           100,000
11/30/94       575         346,759       100,000           100,000

---------------

(1) Excludes accumulated undeclared dividends.

(2) See Note 5.

 *  Unaudited.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
        ------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark"), serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 1999, excluding short-term investments, aggregated $50,093,003 and $54,041,917, respectively.

     At May 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $12,204,223 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,176,298. The foregoing amounts do not reflect permanent cost and/or market differences between tax treatment and generally accepted accounting principles, which include those differences arising from certain fully taxable preferreds.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4.  COMMON STOCK

     At May 31, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 1999 and for the year ended November 30, 1998.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At May 31, 1999, 575 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 3.510%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrS, TIPS, QUIPS, MIPS, COPRS, QUIDS, QUICS, QIBS, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of May 31, 1999, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.  SIGNIFICANT SHAREHOLDERS

     At May 31, 1999, the Commerce Group, Inc. owned approximately 20% of the Fund's outstanding Common Stock.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
-----------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 1999, $6,333 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
  ------------------------------------------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS

     On April 30, 1999, the Fund held its Annual Meeting of Shareholders (the "Meeting") to (1) elect two Directors of the Fund ("Proposal 1"), (2) ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 1999 ("Proposal 2"), and (3) approve an amendment to the Fund's Articles of Incorporation to eliminate the ability of a continuing Director vote to reduce the shareholder vote required to change the Fund's investment objective, its diversified status or its policy against investing for the purpose of gaining control of a company ("Proposal 3"). The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

                            NAME                                 FOR       WITHHELD
                            ----                                 ---       --------
Common Stock
  Martin Brody..............................................  8,903,964     91,712
  David Gale................................................  8,921,039     74,637

Donald F. Crumrine, Robert T. Flaherty, Morgan Gust and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

PROPOSAL 2:  RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
             ACCOUNTANTS.

                                                                 FOR       AGAINST    ABSTAINED
                                                                 ---       -------    ---------
Common Stock and Preferred Stock
  (voting together as a single class)
Voted.......................................................  8,887,130     28,612       80,397

PROPOSAL 3:  APPROVE AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION.

                                                      FOR       AGAINST    ABSTAINED    NOT VOTED
                                                      ---       -------    ---------    ---------
Common Stock
  (voting as a separate class)
Voted............................................  5,752,920     81,084      159,553    3,002,119
Preferred Stock
  (voting as a separate class)
Voted............................................        374      --          --           --

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

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

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

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@fin-mail.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND
     INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                          [PREFERRED INCOME FUND LOGO]

                                  Semi-Annual
                                     Report

                                  May 31, 1999